Segment Information (Details)	9 Months Ended
Sep. 30, 2025
Segment Information [Abstract]
Description of segment	The Company conducts business as a single operating segment which is based upon the Company’s organizational and management structure, as well as information used by the Chief Operating Decision Maker (“CODM”) to allocate resources and other factors.
CODM Description	Chief Operating Decision Maker
Number of operating segment	1